=============================================================
                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



                       September 30, 2002
        Date of Report (Date of earliest event reported)


                     Temtex Industries, Inc.
     (Exact name of registrant as specified in its charter)



           Delaware               0-5940         75-1321869
 (State or other jurisdiction  (Commission      (IRS Employer
      of incorporation)        File Number)  Identification No.)



         1190 W. Oleander Avenue
           Perris, California                    92571
(Address of principal executive offices)       (Zip Code)



                          909-657-7311
       Registrant's telephone number, including area code



                       One Lincoln Centre
                  5400 LBJ Freeway, Suite 1375
                       Dallas, Texas 75240
  (Former name or former address, if changed since last report)


=============================================================

Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

     On September 30, 2002, the Registrant relocated its principal executive offices from Dallas, Texas to Perris, California. The relocation of its corporate headquarters is part of the Registrant's broader and ongoing strategic plan to streamline operations and increase efficiencies. Instead of renewing the lease for the Dallas office space, the Registrant instead chose to utilize existing space at its current manufacturing facility located at 1190 W. Oleander Avenue, Perris, California 92571. The Registrant holds a long-term lease for the Perris facility expiring on September 30, 2008. The monthly rental rate for this facility is approximately $6,300.



                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 10, 2002        TEMTEX INDUSTRIES, INC.



                               By: /s/ JOHN F. GURROLA
                                   ------------------------------
                                     John F. Gurrola
                                     (Chief Financial Officer)